Execution Version

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (“Agreement”) is made as of the 24th day of May 2007 by and among Synutra International, Inc., a Delaware corporation (the “Company”) and Warburg Pincus Private Equity IX, L.P. (the “Investor”).

Recitals

A. The Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”);

B. The Investor wishes to purchase from the Company, and the Company wishes to sell and issue to the Investor, upon the terms and subject to the conditions set forth in this Agreement, an aggregate of four million (4,000,000) shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for an aggregate purchase price of sixty six million dollars ($66,000,000) (the “Purchase Price”);

C. Contemporaneous with the sale of the Shares, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights under the Securities Act; and

D. This Agreement shall be binding upon the Company and the Investor only upon delivery of the signatures pages hereto by the Company and the Investor.

Agreement

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“ABN” means ABN AMRO Bank N.V., Hong Kong Branch.

“ABN Registration Rights Agreement” means the Registration Rights Agreement, dated April 19, 2007, by and between the Company and ABN.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

“Board” means the Board of Directors of the Company.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Effectiveness Date” has the meaning set forth in the Registration Rights Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Material Adverse Effect” means an event, change or occurrence that, individually or together with any other event, change or occurrence, has a material adverse impact on (i) the assets, liabilities, condition (financial or otherwise), business, results of operations or prospects of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Nasdaq” means The Nasdaq Stock Market, Inc.

“Permitted Liens” means (i) mechanics’, carriers’, or workmen’s, repairmen’s or similar liens arising or incurred in the ordinary course of business, (ii) liens for taxes, assessments and other governmental charges that are not due and payable or which may hereafter be paid without penalty or which are being contested in good faith by appropriate proceedings and (iii) other imperfections of title or encumbrances, if any, that do not, individually or in the aggregate, materially impair the use or value of the property to which they relate.

“Permitted Transferees” has the meaning ascribed to such term in the Voting and Co-Sale Agreement.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Registrable Securities” has the meaning set forth in the Registration Rights Agreement.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Transaction Documents” means this Agreement, the Registration Rights Agreement and the Voting and Co-Sale Agreement.

“Voting and Co-Sale Agreement” means the Voting and Co-Sale Agreement between the Investor, Beams Power Investment Limited and the Company in the form attached hereto as Exhibit B.

2.  Purchase and Sale of the Shares. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Investor shall purchase, and the Company shall sell and issue to the Investor, the Shares.

3.  Closing. The purchase and sale of the Shares pursuant to Section 2 shall take place at the offices of Paul, Hastings, Janofsky & Walker LLP, Beijing, China on the third Business Day following the date on which the last to be fulfilled or waived of the conditions set forth in Sections 6.1 and 6.2 hereof shall have been fulfilled or waived in accordance with this Agreement (the “Closing Date”), or at such other location and on such other date as the Company and the Investor shall mutually agree (which time and place are designated as the “Closing”). At the Closing, the Company shall deliver to the Investor a certificate or certificates representing the Shares against payment of the purchase price in United States Dollars therefor by wire transfer of immediately available funds to a bank account designated by the Company.

4.  Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that, except as set forth in correspondingly numbered sections of the schedules attached as Exhibit E (collectively, the “Disclosure Schedule”):

4.1  Organization, Good Standing and Qualification. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and to own and lease its properties. The Company has furnished to the Investor true and complete copies of the certificate of incorporation and bylaws of the Company. The Company is not in violation of any of the provisions of its certificate of incorporation and bylaws. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Company, no proceeding has been instituted in any jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail, such power and authority or qualification.

(b)  Each of the Company’s Subsidiaries is duly formed, validly existing and in good standing under the laws of its jurisdiction of organization, with full corporate power and authority to conduct its business as currently conducted and to own or lease its properties. The Company has furnished to the Investor true and complete copies or the articles of incorporation and bylaws (or comparable organizational documents) of each of the Company’s Subsidiaries. None of the Subsidiaries is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Company, no proceeding has been instituted in any jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail, such power and authority or qualification. Except as set forth on Section 4.1(b) of the Disclosure Schedule, the Company owns all of the capital stock or membership interests of each Subsidiary free and clear of any and all liens, security interest and any other encumbrances or restrictions, and all of the outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. The Company has no Subsidiaries except as set forth on Section 4.1(b) of the Disclosure Schedule.

4.2  Authorization. The Company has full corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder and (iii) the authorization, issuance, sale and delivery of the Shares. The Transaction Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally, and to the unenforceability of indemnification provisions that may be against public policy.

4.3  Capitalization. Schedule 4.3 sets forth as of the date hereof (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock available for issuance pursuant to the Company’s stock and incentive plans, if any; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable and free of preemptive and similar rights and were issued in compliance with all applicable federal and state securities laws and any rights of third parties. Except as specified in the SEC Filings (as defined in Section 4.6) and on Schedule 4.3, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in the SEC Filings and on Schedule 4.3, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company, or contracts by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock of the Company, or securities or rights convertible or exchangeable into shares of capital stock of the Company. Except as specified in the SEC Filings and on Schedule 4.3, and as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person. There are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem or otherwise acquire any security of the Company or any of its Subsidiaries. The Company does not have any shareholder rights plan, “poison pill” or other anti-takeover plans or similar arrangements. The issue and sale of the Shares will not, immediately or with the passage of time, obligate the Company to issue shares of capital stock of the Company or other securities to any Person (other than the Investor under the Transaction Documents) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Except as specified in the SEC Filings and on Schedule 4.3, the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or any such Subsidiary. Schedule 4.3 sets out the corporate and shareholding structure of the Company and its Subsidiaries and such information is true, complete and accurate.

4.4  Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and will be free and clear of all taxes, liens, claims, restrictions on transfer, preemptive rights, rights of first refusal or other encumbrances of any nature (other than those created by the Investor), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

4.5  Consents. The execution, delivery and performance by the Company of the Transaction Documents and the transactions contemplated thereby (including, without limitation, the offer, issuance and sale of the Shares) requires no consent of, action by or in respect of, or filing, submission or registration with, or giving of any notice to, any Person, governmental body, agency, or official except (i) the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) the filing of an Additional Listing Application with Nasdaq, and (iii) those that have been made or obtained prior to the date of this Agreement.

4.6  SEC Filings. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, or the rules and regulations thereunder, for the three years preceding the date hereof (the foregoing materials and any materials incorporated therein by reference being collectively referred to herein as the “SEC Filings”) on a timely basis or has received a valid extension of such time of filing or waiver thereof and has filed any such SEC Filings prior to the expiration of any such extension. As of their respective dates, the SEC Filings complied in all material respects with the requirements of the Exchange Act and the Securities Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Filings, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.7  Financial Statements. The financial statements filed with the SEC as a part of the SEC Filings present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified therein, subject, in the case of interim financial statements, to the normal year-end adjustments which are not expected to be material in amount. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and in effect as of the date of the applicable financial statements and supporting schedules, as applicable, applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and comply in all material respects with the Securities Act, the Exchange Act and the applicable rules and regulations of the SEC thereunder. Except as set forth in such financial statements included in the SEC Filings filed prior to the date hereof, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business consistent with past practice, none of which ordinary course liabilities, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

4.8  Use of Proceeds. The net proceeds of the sale of the Shares hereunder shall be used by the Company for working capital and general corporate purposes.

4.9  No Material Adverse Change. Since December 31, 2006, there has not been:

(i)  any change in the consolidated assets, liabilities, financial condition or operating results of the Company and its Subsidiaries taken as a whole from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, except for changes in the ordinary course of business which have not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(ii)  any issuance of capital stock or declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase, or any agreement to redeem or repurchase, of any securities of the Company (other than in connection with a termination of employment);

(iii)  any material damage, destruction or loss to any assets or properties of the Company or its Subsidiaries taken as a whole;

(iv)  any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

(v)  any change or amendment to the Company’s Certificate of Incorporation or Bylaws, or change to any material contract or arrangement by which the Company is bound or to which its assets or properties is subject;

(vi)  any material labor difficulties or labor union organizing activities with respect to employees of the Company and its Subsidiaries;

(vii)  any transaction entered into by the Company and its Subsidiaries other than in the ordinary course of business;

(viii)  the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or its Subsidiaries; or

(ix)  any material change in the Company’s method of accounting.

(x)  any other event or condition of any character that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

4.10  No Conflict, Breach, Violation or Default. Neither the execution, delivery and performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated thereby (including without limitation the issuance and sale of the Shares) will (i) conflict with or result in violation of any of the terms and provisions of the Company’s certificate of incorporation or bylaws, both as in effect on the date hereof, (ii) give rise to the right to terminate, cancel, amend or accelerate the due date of any payment under (with or without notice, lapse or time or both), or conflict with or result in a breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under or result in the execution or imposition of any lien, charge or encumbrance upon the properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of its assets or properties is subject or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority, or the bylaws and rules of Nasdaq to which the Company or any Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.11  Tax Matters. Each of the Company and its Subsidiaries has timely prepared and filed all tax returns, foreign and domestic, required to have been filed by it with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or its Subsidiaries. All taxes and other assessments and levies that the Company or its Subsidiaries are required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company’s knowledge, threatened against the Company or its Subsidiaries or any of their respective assets or property, other than Permitted Liens. There are no tax audits or investigations pending, which if adversely determined would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no outstanding tax sharing agreements or other such arrangements between the Company, its Subsidiaries and any other Person. Neither the Company nor any of its Subsidiaries have any deferred compensation arrangements and has not paid or is not required to pay any deferred compensation which would be subject to Section 409A of the Internal Revenue Code.

4.12  Title to Properties. Except as specified in the SEC Filings, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all liens, except for Permitted Liens. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.13  Certificates, Authorities and Permits. The Company and each of its Subsidiaries possesses all certificates, approvals, authorizations or permits (“Permits”) issued by the appropriate foreign, federal, state or local governmental agency or body necessary to conduct its business as now operated by it and as described in the SEC Filings, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not reasonable be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such Permit.

4.14  Labor Matters. There is no strike, labor dispute or union organization activities pending or, to the best knowledge of the Company, threatened between the Company or any of its Subsidiaries and their respective employee except as would not, individually or in the aggregate, reasonably be expected to have in a Material Adverse Effect. To the best knowledge of the Company, no employees of the Company belong to any union or collective bargaining unit. The Company and its Subsidiaries have complied in all material respects with all applicable foreign, federal, state and local laws related to employment.

4.15  Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks service marks and trade names currently employed by them in connection with the business now operated by them and as described in the SEC Filings, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.16  Environmental Matters. Neither the Company nor any of its Subsidiaries is in violation of any law, statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”) except for any violation which would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which contamination, liability or claim would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.17  Litigation. There are no pending or, to the Company’s knowledge, threatened actions, suits, proceedings, inquiries or investigations against or affecting the Company, its Subsidiaries or any of their respective properties or any of the officers and directors of the Company or its Subsidiaries in their capacities as such. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

4.18  Form S-3 Eligibility. The Company is eligible to register the resale of the Registrable Securities acquired by the Investor under Form S-3 promulgated under the Securities Act.

4.19  Insurance Coverage. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses being conducted and the properties owned or leased by the Company and its Subsidiaries. The Company has no reason to believe that it will not be able to renew its and its Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

4.20  Compliance with Nasdaq Continued Listing Requirements. The Common Stock is listed on the Nasdaq Global Market. The Company is in compliance with applicable Nasdaq listing or maintenance requirements. The Company has not received any written notice with respect to the delisting of the Common Stock from the Nasdaq Global Market.

4.21  Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by of the Company.

4.22  No General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

4.23  No Integrated Offering. Neither the Company nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Regulation D or Section 4(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act or would be integrated under the Nasdaq Marketplace Rules.

4.24  Private Placement. Subject to the accuracy of the Investor’s representations in Section 5 hereof, the offer and sale of the Shares to the Investor as contemplated hereby is exempt from the registration requirements of the Securities Act.

4.25  Market Stabilization. The Company, and, to its knowledge, its Affiliates, have not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

4.26  Questionable Payments. Neither the Company nor, to the Company’s knowledge, any of its directors, officers, employees, agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

4.27  Transactions with Affiliates. Except as disclosed in the SEC Filings, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or Personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.28  Internal Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Management of the Company has (x) established and implemented disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities and (y) disclosed, based on its most recent evaluation, to the Investor and the Company’s outside auditors and the audit committee of the Board (1) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls. The books, records and accounts of the Company accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

4.29  Independent Accountants. To the Company’s knowledge, Rotenberg & Co., LLP is the Company’s independent registered public accounting firm as required by the Exchange Act, and the rules and regulations of the SEC thereunder.

4.30  Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.31  Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any law, statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance would not have or reasonably be expected to have a Material Adverse Effect.

5.  Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:

5.1  Organization and Existence. The Investor is a validly existing limited partnership and has all requisite partnership power and authority to invest in the Shares pursuant to this Agreement.

5.2  Authorization. The execution, delivery and performance by the Investor of the Transaction Documents have been duly authorized, and the Transaction Documents constitute the valid and legally binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.3  Purchase Entirely for Own Account. The Shares to be received by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. The Investor is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

5.4  Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares contemplated hereby.

5.5  Disclosure of Information. The Investor acknowledges receipt of copies of the SEC Filings and that it has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend or affect the Investor’s right to rely on the truth, accuracy and completeness of the SEC Filings and the Company’s representations and warranties contained in the Transaction Documents. The Investor understands that it is not relying on any representation of any kind made by the Company regarding the Company, the Shares or any other matter other than as set forth herein.

5.6  Restricted Securities. The Investor understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act or exemption therefrom.

5.7  Legends. It is understood that, except as provided below, certificates evidencing the Shares may bear the following or any similar legend:

(a)  “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.”

(b)  If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

5.8  Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

5.9  No General Solicitation. The Investor did not learn of the investment in the Shares as a result of any public advertising or general solicitation.

5.10  Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

5.11  Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither the Investor nor any Affiliate of the Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Investor’s investments or trading or information concerning the Investor’s investments, including in respect of the Shares, or (z) is subject to the Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, (a) acquired, agreed to acquire (other than pursuant to this Agreement), offered for sale, sold, pledged or otherwise disposed of any Common Stock, (b) effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Shares or (c) entered into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any securities of the Company, whether any such transaction described in clauses (a), (b) or (c) was or is to be settled by delivery of securities of the Company, other securities, cash or otherwise (each, a “Prohibited Transaction”).

6.  Conditions to Closing.

6.1  Conditions to the Investor’s Obligations. The obligation of the Investor to purchase the Shares at the Closing is subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Investor:

(a)  The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct on the date hereof and on the Closing Date (except to the extent any such representation or warranty expressly speaks as of a specific date, in which case such representation or warranty shall be true and correct as of such date), and the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects on the date hereof and on the Closing Date (except to the extent any such representation or warranty expressly speaks as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date). The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)  The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Shares and the consummation of the other transactions contemplated by the Transaction Documents to be consummated on or prior to the Closing Date, all of which shall be in full force and effect.

(c)  The Company shall have executed and delivered this Agreement and the other Transaction Documents.

(d)  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated by the Transaction Documents.

(e)  The Company shall have received confirmation that the Shares have been approved for listing on Nasdaq.

(f)  The Company shall have delivered a certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Section 6.1(a), (b), (e) and (g).

(g)  The Company shall have delivered a certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board approving the transactions contemplated by the Transaction Documents, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of Persons signing the Transaction Documents and related documents on behalf of the Company.

(h)  The Investor shall have received an opinion from O’Melveny & Myers LLP, U.S. counsel to the Company, dated as of the Closing Date, as to the matters set forth in Exhibit C attached hereto.

(i)  The Investor shall have received an opinion from DeHeng Law Office, PRC counsel to the Company, dated as of the Closing Date, as to the matters set forth in Exhibit D attached hereto.

(j)  No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock. The Company shall not have received notice of any delisting on Nasdaq or that it is violation of any Nasdaq rule, regulation or interpretation which could lead to delisting.

(k)  The Company’s delivery to its transfer agent of irrevocable instructions to issue and deliver to the Investor (or in such nominee name(s) as designated by the Investor in writing) certificates evidencing such number of Shares as set forth on the signature pages to this Agreement.

(l)  The Nondisclosure Agreement dated as of August 1, 2006 between Warburg Pincus Asia LLC and the Company shall have been terminated.

(m)  Beams Power Investment Limited shall have executed and delivered the Voting and Co-Sale Agreement.

(n)  Any waiting period (and any extension thereof) applicable to the transaction contemplated hereby under the HSR Act shall have expired or been terminated.

(o)  The Investor shall have completed its due diligence investigation of the Company with the results thereof being satisfactory to the Investor; provided, however, that no item disclosed on the Disclosure Schedule on the date hereof shall be cause for this condition not to be satisfied, provided, further, that such condition shall be deemed satisfied on and after June 7, 2007, if the Investor has not delivered to the Company prior to such date a notice stating that the Investor is unsatisfied with the due diligence results and has elected to terminate this Agreement.

(p)  The Company’s delivery to the Investor of a written consent and waiver of ABN pursuant to the ABN Registration Rights Agreement.

6.2  Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares at the Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)  The representations and warranties made by the Investor in Section 5 hereof shall be true and correct in all material respects when made and as of the Closing Date with the same force and effect as if they had been made on and as of said date (except to the extent any such representation or warranty expressly speaks as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).

(b)  The Investor shall have executed and delivered this Agreement and the other Transaction Documents.

(c)  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated by the Transaction Documents.

(d)  The Investor shall have delivered the Purchase Price for the Shares to the Company.

(e) Any waiting period (and any extension thereof) applicable to the transaction contemplated hereby under the HSR Act shall have expired or been terminated.

6.3  Termination of Obligations to Effect Closing; Effects. The obligation of the Company, on the one hand, and the Investor, on the other hand, to effect the Closing shall terminate as follows:

(a)  Upon the mutual written consent of the Company and the Investor;

(b)  By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(c)  By the Investor if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor; or

(d)  By the Company or the Investor if the Closing shall not have occurred on or prior to June 30, 2007.

(e)  By the Investor, through issuance to the Company of a written notice in accordance with Section 6.1(o).

7.  Covenants and Agreements.

7.1  No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investor under the Transaction Documents.

7.2  Insurance. The Company shall not materially reduce the insurance coverage described in Section 4.19.

7.3  Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

7.4  Listing of Underlying Shares and Related Matters. Promptly following the date hereof, the Company shall take all necessary action to cause the Shares to be listed on Nasdaq. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

7.5  Removal of Legends. Upon the earlier of (i) the sale pursuant to the Registration Statement and receipt by the Company or its agents of the Investor’s written confirmation that such Shares were disposed of in compliance with the prospectus delivery requirements of the Securities Act or (ii) Rule 144(k) under the Securities Act becoming available for the resale of the Investor’s Shares, the Company shall within three (3) Business Days of the Investor’s written request, cause certificates evidencing the Investor’s Shares to be replaced with certificates which do not bear such restrictive legends.

7.6  Board Representation Rights.

(a) From and after the Closing, so long as the Investor (alone or together with its Affiliates) beneficially owns (as determined under Rule 13d-3 of the Exchange Act) at least 50% of the Shares acquired on the Closing, the Investor, together with its Permitted Transferees, shall have the right to designate a person (the “Investor Designee”) to serve as a director of the Company, and the Company shall nominate and use its best efforts to have the Investor Designee elected to the Board. For so long as such membership does not conflict with any applicable law or regulation or listing requirement of Nasdaq, the Investor Designee shall be entitled to serve as a member of each of the committees of the Board, except for any committee formed to consider a transaction between the Company and the Investor (or any of its Affiliates). Any vacancy in the position of an Investor Designee shall only be filled with another designee designated by the Investor or its Permitted Transferees in accordance with the terms hereof. Any vacancy created by any removal of an Investor Designee shall also only be filled at the direction of the Investor or its Permitted Transferees. The Company’s proxy statement for the election of directors shall include the Investor Designee and the recommendation of the Board in favor of election of the Investor Designee. The Investor Designee shall be given notice of (in the same manner that notice is given to other members of the Board) all meetings (whether in person, telephonic or otherwise) of the Board, including all committee meetings with respect to committees on which the Investor Designee serves. The Investor Designee shall receive a copy of all notices, agendas and other materials distributed to the Board, whether provided to directors in advance or, during or after any meeting, regardless of whether the Investor Designee will be in attendance at the meeting. The Company shall reimburse the reasonable expenses incurred by the Investor Designee in connection with attending (whether in person or telephonically) all meetings of the Board or committees thereof or other Company related meetings to the same extent as all other members of the Board are reimbursed for such expenses (or, in case any such expense reimbursement policy shall apply only to non-employee directors, to the same extent as all other non-employee directors). The Company shall maintain director and officer insurance covering the Investor Designee on the same terms and with the same amount of coverage as is provided to other members of the Board.

7.7  HSR Act Filing. The Company and the Investor shall, as soon as practicable after the date of this Agreement, but in no event later than ten (10) Business Days after the date hereof, file Notification and Report Forms under the HSR Act with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “Antitrust Division”) relating to the transaction contemplated by this Agreement and shall use their reasonable best efforts to respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division for additional information or documentation. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 7.7.

7.8  Form D and Blue Sky. The Company agrees to timely file a Form D with the SEC with respect to the Shares to the extent required under Regulation D of the Securities Act and to provide, upon request, a copy thereof to the Investor. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Investor at the Closing pursuant to this Agreement under applicable securities and “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date. The Company shall make all timely filings and reports relating to the offer and sale of the Shares required under applicable securities and “blue sky” laws of the states of the United States following the Closing Date. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 7.8.

7.9  Access to Information

The Company shall, and shall cause each of its Subsidiaries to, throughout the period from the date hereof until the Closing, (i) provide the Investor and its representatives with full access, upon reasonable prior notice and during normal business hours, to all officers, employees, agents and accountants of the Company and its Subsidiaries and their respective assets, properties and material books and records, but only to the extent that such access does not unreasonably interfere with the business and operations of the Company and its Subsidiaries, and (ii) furnish promptly to such persons such information and data concerning the business and operations of the Company and its Subsidiaries as the other party or any of such other persons reasonably may request. No investigation pursuant to this paragraph or otherwise shall affect any representation or warranty contained in this Agreement or any condition to the obligations of the parties hereto.

7.10   Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby to fulfill or obtain the fulfillment of the conditions to the Closing and the agreements herein contained. Notwithstanding the foregoing, in the event the Investor elects, in its sole discretion, and without prejudice to any remedy at law or at equity that may be available to the Investor, to waive any of the conditions set forth in Section 6.1, the Company shall use its best efforts to fulfill such waived conditions as soon as possible and in any event within ten (10) Business Days after Closing.

8.  Survival and Indemnification.

8.1  Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

8.2  Indemnification.

(a)  Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Investors and their respective directors, managers, officers, employees, stockholders, members, and each Person who controls any Investor (within the meaning of the Securities Act) against any losses, claims, damages, judgments, amounts paid in settlement, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) resulting from or which arise out of or are based upon any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder (any of the foregoing, a “Violation”), and will reimburse each Investor and their respective directors, managers, members, officers, employees, stockholders or controlling Persons for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Person in connection with investigating, defending, settling, compromising or paying any such Violation.

(b)  Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, judgments, amounts paid in settlement, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) resulting from or which arise out of or are based upon any inaccuracy in the representations and warranties of the Investor contained in this Agreement, and will reimburse the Company and its directors, officers, employees, stockholders or controlling Persons for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In no event shall the liability of an Investor be greater in amount than the amount invested by such Investor pursuant to this Agreement.

(c)  Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim within five (5) Business Days after written notice thereof and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person, considering the advice of counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one additional firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)  Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of an Investor be greater in amount than the amount invested by such Investor pursuant to this Agreement.

9.  Miscellaneous.

9.1  Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investor, as applicable, provided, however, that the Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate acquiring some or all of its Shares after notice duly given by the Investor to the Company, provided that no such assignment or obligation shall affect the obligations of the Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2  Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

9.3  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4  Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Synutra International, Inc.
2275 Research Blvd. Suite 500
Rockville, Maryland 20850
Attention: General Counsel
Fax: 1-301-987-2344

With a copy which shall not constitute notice to:

O’Melveny & Myers LLP
31st Floor, China
World Tower One, No.1 Jianguomenwai Avenue
Beijing 100004, China
Attention: Howard Zhang
Fax: +86-10-6535-4201

If to the Investor:

Warburg Pincus Private Equity IX, L.P.
c/o Warburg Pincus LLC
466 Lexington Avenue
New York, NY 10017
Attention: Arenare Scott
Fax: (212) 922-0933

With a copy which shall not constitute notice to:

Paul, Hastings, Janofsky & Walker LLP
21-22/F Bank of China Tower
1 Garden Road
Central Hong Kong
Attention: Maurice Hoo
Fax: 852-3192-9731

9.5  Expenses. If the Closing is effected, the Company shall pay all reasonable costs and expenses incurred by the parties with respect to the negotiation, execution and delivery of the Transaction Documents and all other agreements related to the consummation of the transactions contemplated therein, including all costs and expenses of Paul, Hastings, Janofsky & Walker LLP, special counsel to the Investor. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or any of the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

9.6  Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver affected in accordance with this paragraph shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding, each future holder of all such Shares, and the Company.

9.7  Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investor without the prior consent of the Company (in the case of a release or announcement by the Investor) or the Investor (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of Nasdaq, any securities exchange or other securities market. On the trading day immediately following the date hereof, the Company shall issue a press release disclosing the transactions contemplated by this Agreement. No later than the fourth trading day following the date hereof, the Company will file a Current Report on Form 8-K describing the Transaction Documents and attaching the press release described in the foregoing sentence. In addition, the Company will make such other filings (including filing the Transaction Documents with the SEC) and notices in the manner and time required by the SEC or Nasdaq.

9.8  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.9  Entire Agreement. This Agreement, including the exhibits and the Disclosure Schedule and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.10  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan, New York City and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(Signature page follows)

IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.

The Company:	SYNUTRA INTERNATIONAL, INC.

	By:	/s/ Zhang Liang
Name: Zhang Liang
Title: CEO

The Investor:	WARBURG PINCUS PRIVATE EQUITY IX, L.P.

	By:	/s/ Timothy J. Curt
Name: Timothy J. Curt
Title: Authorized Signatory

Exhibit A

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this ___ day of May 2007 by and among Synutra International, Inc., a Delaware corporation (the “Company”), and Warburg Pincus Private Equity IX, L.P. (the “Investor”) in connection with that certain Common Stock Purchase Agreement, dated as of May 24, 2007 (the “Purchase Agreement”), by and among the Company and the Investor.

The parties hereby agree as follows:

1.             Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“ABN Registration Rights Agreement” means the Registration Rights Agreement, dated April 19, 2007, by and between the Company and ABN AMRO Bank N.V., Hong Kong Branch.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock, par value $0.0001 per share.

“Effectiveness Date” means the date on which the Registration Statement is declared effective by the SEC.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Date” means the date on which the Registration Statement is first filed with the SEC.

“Investors” shall mean the Investor and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Registrable Securities.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

 “Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

1

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Shares and (ii) any other securities issued or issuable with respect to or in exchange for Shares, including shares issued in replacement therefore, whether upon any stock split, stock dividend, recapitalization, subdivision or similar event or otherwise, provided, however, that a security shall cease to be a Registrable Security upon sale pursuant to a Registration Statement or Rule 144 under the Securities Act.

“Registration Statement” shall mean any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Investors” means the Investors holding a majority of the Registrable Securities.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued pursuant to the Purchase Agreement.

2.             Registration.

(a)           Mandatory Registration.

(i) As soon as reasonably practicable following the Closing (as defined in the Purchase Agreement), but, in any event, no later than forty-five (45) days after the Closing (the “Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement on Form S-3 covering the resale of the Shares.  Such Registration Statement also shall cover, to the extent permitted by Rule 416 under the Securities Act such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Shares. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 4(c) to the Investors and their counsel prior to its filing or other submission.

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(ii) Notwithstanding the registration obligations set forth in Section 2(a)(i) above, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 under the Securities Act, be registered for resale on a single registration statement initially filed by the Company pursuant to Section 2(a)(i) above (the “Initial Registration Statement”), the Company shall promptly (A) inform each of the Investors thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (B) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case, covering the maximum number of Registrable Securities permitted by the Commission to be registered on Form S-3. In the event that the Company amends the Initial Registration or files a New Registration Statement in accordance with the foregoing, the Company shall use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or staff guidance provided from time to time to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”); provided, however, that the Company shall not, without the Investors’ prior written consent (which consent may be withheld, delayed or conditioned at the discretion of the Investors) file or request acceleration of the effectiveness of any Registration Statement under this Section 2(a) if the SEC has informed the Company in the SEC review process that any Investor would be deemed an underwriter under the Securities Act in connection therewith, and the Company in so refraining from filing or requesting acceleration, shall not be in violation or breach of this Agreement.

(iii) Subject to the forgoing, the Company shall use commercially reasonable efforts to have the Initial Registration Statement, any New Registration Statement, and any Remainder Registration Statements declared effective as soon as practicable.  The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within one (1) Business Day, after any such Registration Statement is declared effective and shall provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(iv) Except as contemplated by the ABN Registration Rights Agreement, during the period beginning on the date hereof and ending on the Effectiveness Date, the Company shall refrain from filing any registration statement other than (A) a Registration Statement filed hereunder or (B) a registration statement on Form S-8 with respect to stock option plans and agreements and stock plans currently in effect and disclosed in the Purchase Agreement or the schedules thereto. In addition, except as contemplated by the ABN Registration Rights Agreement, during the term of this Agreement, in no event shall the Company include any securities other than the Registrable Securities in any Registration Statement filed by the Company on behalf of the Investors pursuant to the terms of this Section 2(a).

(b) Demand Registration Rights.

(i) Generally. Subject to the conditions set forth in this Section 2(b), if, at any time prior to the expiration of the Effectiveness Period (as defined in Section 4(a) below), (x) a Registration Statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by the Investors, and (y) the Company shall receive from any Investor or Investors holding at least 25% of the Registrable Securities (the “Initiating Investors”) a written request signed by such Initiating Investors that the Company effect a registration with respect to all or a part of the Registrable Securities (which request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Initiating Investors), the Company will:

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(A) promptly (but in case more than ten (10) Business Days after receipt of such request) give written notice of the proposed registration to all other Investors; and

(B) as soon as practicable, file and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable U.S. blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Investor or Investors joining in such request as are specified in a written request received by the Company within ten (10) days after such written notice from the Company is mailed or delivered.

(ii) Limitations. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2(b):

(A) If the Initiating Investors, together with the holders of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities and such other securities (if any) at an aggregate offering price (after deduction of underwriters’ discounts and expenses related to issuance) of less than $10,000,000;

(B) After the Company has initiated two (2) such registrations pursuant to this Section 2(b) (counting for these purposes only (I) registrations which have been declared or ordered effective and pursuant to which securities have been sold, and (II) a demand registration right under this Section 2(b) that the Investors have affirmatively forfeited; or

(C) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective.

(iii) Deferral. If (A) in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement under this Section 2(b) covering the Registrable Securities would be materially detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (B) the Company shall furnish to such Investors a certificate signed by the Chief Executive Officer or the Chief Financial Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2(b)(ii) above) the Company shall have the right to defer such filing for a period of not more than forty five (45) days after receipt of the request of the Initiating Investors, and, provided further, that the Company shall not defer its obligation in this manner more than twice in any twelve (12) month period.

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(iv) Other Shares. The registration statement filed pursuant to the request of the Initiating Investors may, subject to the provisions of Section 2(b)(v) below, include (A) securities of the Company being sold for the account of the Company and (B) shares of Common Stock with respect to which the Company has, prior to the date hereof, granted registration rights (“Other Shares”) that are disclosed in the Purchase Agreement or the schedules thereto (any such rights, “Existing Registration Rights”).

(v) Underwriting.

(A) If the Initiating Investors intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2(b) and the Company shall include such information in the written notice given pursuant to Section 2(b)(i)(A). In such event, the right of any Investor to include all or any portion of its Registrable Securities in such registration pursuant to this Section 2(b) shall be conditioned upon such Investor’s participation in such underwriting and the inclusion of such Investor’s Registrable Securities to the extent provided herein. If the Company shall request inclusion in any registration pursuant to this Section 2(b) of securities being sold for its own account, or if holders of Other Shares shall request inclusion in any registration pursuant to this Section 2(b), the Initiating Investors shall, on behalf of all Investors, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such Other Holders’ other securities of the Company and their acceptance of the further applicable provisions of this Section 2. The Company shall (together with all Investors and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company, which underwriters are reasonably acceptable to a majority in interest of the Initiating Investors.

(B) Notwithstanding any other provision of this Section 2(b), if the underwriters advise the Initiating Investors in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities and Other Shares that may be so included shall be allocated as follows: (I) first, among all Investors requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Investors; (II) second, to holders of Other Shares electing to register shares in connection with such registration; and (III) third, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company.

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(C) If a person who has requested inclusion in a registration pursuant to this Section 2(b) does not agree to the terms of any underwriting in accordance with this Section 2(b)(v), such person shall be excluded from the underwriting by written notice from the Company, the underwriter or the Initiating Investors. The securities so excluded shall also be withdrawn from registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2(b)(v)(B) above, then the Company shall then offer to all Investors and holders of Other Shares who have elected to include and retained rights to include securities in the registration the right to include additional Registrable Securities or Other Shares, as applicable, in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Investors and Other Holders requesting additional inclusion, in order of priority as set forth in Section 2(b)(v)(B) above.

(c) Piggyback Registration Rights.

(i) Generally. If, at any time prior to the expiration of the Effectiveness Period (as defined in Section 4(a) below), (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash other than a registration statement on Form S-8 or Form S-4 or any successor or other forms promulgated for similar purposes (a “Proposed Registration”) and (ii) a Registration Statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by the Investors, the Company shall, at such time, promptly give each Investor written notice of such Proposed Registration. Each Investor shall have ten (10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Investor intends to sell and such Investor’s intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2(c) without obligation to the Investors.

(ii) Underwriting.

(A) If the Registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Investors as part of the written notice given pursuant to 2(c)(i). In such event, the right of any Investor to include all or any portion of its Registrable Securities in such registration pursuant to this Section 2(c) shall be conditioned upon such Investor’s participation in such underwriting and the inclusion of such Investor’s Registrable Securities to the extent provided herein. If an Investor shall request inclusion in any registration pursuant to this Section 2(c) of its Registrable Securities, the Company shall offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of such Investor and the inclusion of such Investor’s Registrable Securities and their acceptance of the further applicable provisions of this Section 2(c). An Investor whose shares are to be included in such Registration shall (together with all Investors and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company..

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(B) Notwithstanding any other provision of this Section 2(c), if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall be obligated to include in the registration statement only such limited portion of the Registrable Securities with respect to which each Investor has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities in a registration statement, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in the registration statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities underlying Existing Registration Rights who have elected to include such securities in the registration statement

(C) If a person who has requested inclusion in a registration pursuant to this Section 2(c) does not agree to the terms of any underwriting in accordance with this Section 2(c)(ii), such person shall be excluded from the underwriting by written notice from the Company or the underwriter. The securities so excluded shall also be withdrawn from registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2(c)(ii)(B) above, then the Company shall then offer to all Investors and holders of Other Shares who have elected to include and retained rights to include securities in the registration the right to include additional Registrable Securities or Other Shares, as applicable, in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Investors and Other Holders requesting additional inclusion, in order of priority as set forth in Section 2(c)(ii)(B) above.

(d)          Expenses.  The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding fees and expenses of counsel to the Investors, discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold, provided that the Company shall pay the reasonable fees and expenses, not to exceed ten thousand ($10,000) in the aggregate, of one counsel for the Investors.

3.             Suspension.

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(a)           Subject to Section 3(b) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information so that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or otherwise fail to comply with the applicable rules and regulations of the federal securities laws; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, provided that, considering the advice of counsel, the Company reasonably believes that it must qualify in such jurisdiction; (iv) of any event or circumstance that, considering the advice of counsel, the Company reasonably believes necessitates the making of any changes in the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of a related prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (v) that the Company reasonably believes, considering the advice of counsel, that the Company may, in the absence of a suspension described hereunder, be required under state or federal securities laws to disclose any corporate development, the disclosure of which could reasonably be expected to have a material adverse effect upon the Company, its stockholders, a potentially material transaction or event involving the Company, or any negotiations, discussions or proposals directly relating thereto; then the Company shall deliver a certificate in writing to each Holder of Registrable Securities (the “Suspension Notice”) to the effect of the foregoing (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding any material nonpublic information) and, upon receipt of such Suspension Notice, the Holder will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Holder’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company or until the Holder is advised in writing by the Company that the current prospectus may be used and the Holder has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.

(b)           Notwithstanding the foregoing, the Company shall not suspend any Registration Statement or related prospectus for more than forty five (45) consecutive days or for a total of not more than ninety (90) days in any twelve (12) month period (each a “Permitted Suspension” and together the “Permitted Suspensions”).

(c)           The Company will use commercially reasonable efforts to terminate a Suspension as promptly as practicable after delivery of a Suspension Notice to the Holders.

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4.             Company Obligations.  The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will:

(a)           use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities have been sold pursuant to the Registration Statement, as amended from time to time, (ii) the date on which all Registrable Securities covered by such Registration Statement have been sold pursuant to Rule 144, or (iii) four years from the date hereof (the “Effectiveness Period”) and advise the Investors in writing when the Effectiveness Period has expired;

(b)          prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and such supplements to the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 4(a) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)           provide copies to and permit counsel designated by the Investors to review the Registration Statement and any amendments or supplements thereto and any comments made by the staff of the SEC and the Company’s responses thereto a reasonable period of time prior to its filing with the SEC or its receipt from the SEC as applicable and shall duly consider comments made by such counsel thereon;

(d)          furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) an electronic copy of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in connection with the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

(e)           use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practicable time and to notify each Investor of the issuance of such an order and the resolution thereof;

(f)           prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(f), or (iii) file a general consent to service of process in any such jurisdiction;

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(g)          use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the primary securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)          as soon as practicable notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, as soon as practicable, and subject to the Company’s right to delay or refrain from filing as contemplated herein, prepare and furnish to such holder an electronic copy of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)            otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(j)            with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, during the Effectiveness Period; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;

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(k) hold in confidence and not make any disclosure of information concerning an Investor provided to the Company if at the time such information is provided the Company is notified of the confidential nature of such information unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement that includes such Investor’s Registrable Securities, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure, which consent shall not be unreasonably withheld or delayed. The Company shall, upon learning that disclosure of any information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor;

(l) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(m) if, after the execution of this Agreement, an Investor believes, after consultation with its counsel, that it could reasonably be deemed to be an underwriter of Registrable Securities, or if any Investor intends to distribute the Registrable Securities covered by means of an underwriting, at the request of such Investor, the Company shall (i) cause to be prepared and shall furnish to such Investor or underwriter, on the date of the effectiveness of a Registration Statement and thereafter from time to time on such dated as such Investor or underwriter may reasonably request (A) a customary “comfort letter”, dated as of such date, from the Company’s independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor or underwriters, and (B) an opinion, dated as of such date, of legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Investor or underwriters, (ii) make available by such Investor or underwriters, their legal counsel and one firm of accountants or other agents retained by such Investor or underwriters (collectively, the “Inspectors”) during regular business hours and upon reasonable notice, all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary or appropriate by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Investor or underwriters and the other Inspectors) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (y) ordered by a court of competent jurisdiction or (z) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement, and (iii) in the event of an underwritten offering, enter into an underwriting agreement in customary form with the representative of the underwriter. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit any Investor’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations;

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(n) if requested by an Investor, the Company shall, as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefore and any other terms of the offering of the Registrable Securities to be sold in such offering, (ii) make all required filings of such prospectus supplement or post-effective amendment and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities; and

(o) the Company shall use its best efforts to maintain the eligibility of its use of Form S-3 for registering securities for resale.

5.             Obligations of the Investors.

(a)           Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be required to effect the registration of such Registrable Securities and [as shall be necessary so that the Registration Statement, the Prospecutus or any preliminary prospectus or similar offering document shall not include any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall promptly notify the Company if any such previously provided information shall contain or omit any such information. Each Investor shall] also execute such documents in connection with such registration as the Company may reasonably request.  At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in the Registration Statement.  An Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in the Registration Statement.

(b)          Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

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(c)           Each Investor agrees that, upon receipt of any notice from the Company of the commencement of an Suspension pursuant to Section 3, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor’s receipt of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

6.             Indemnification.

(a)           Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Investors and their respective directors, managers, officers, employees, stockholders, members, and each Person who controls any Investor (within the meaning of the Securities Act) against any losses, claims, damages, judgments, amounts paid in settlement, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) resulting from or which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in any Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”) or the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement or contained in the final prospectus (as amended or supplemented) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading (any of the foregoing, a “Violation”), and will reimburse each Investor and their respective directors, managers, members, officers, employees, stockholders or controlling Persons for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Person in connection with investigating, defending, settling, compromising or paying any such Violation; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by an Investor specifically for use in such Registration Statement or Prospectus or any other offering document.

(b)          Indemnification by the Investors.  Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, judgments, amounts paid in settlement, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) resulting from or which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission or alleged statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, and (ii) any inaccuracy in the representations and warranties of the Investor contained in this Agreement, and will reimburse the Company and its directors, officers, employees, stockholders or controlling Persons for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

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(c)           Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim within five (5) Business Days after written notice thereof and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, considering the advice of counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one additional firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)          Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such contribution obligation.

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7.             Miscellaneous.

(a)           Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the Required Investors, provided that any such amendment shall not disproportionately affect the rights of any Investor, relative to all other Investors, without the consent of such Investor.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Investors.

(b)          Notices.  All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

(c)           Assignments and Transfers by Investors.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns.  An Investor may transfer or assign, in whole or from time to time in part, to one or more Persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such Person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)          Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Required Investors, after notice duly given by the Company to each Investor.

(e)           Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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(f)           Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

(g)          Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)          Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)            Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)            No Additional Registration Rights. The Company shall not, without first obtaining the written consent of the Investors who are the holders of more than 50% of the then outstanding Registrable Securities, grant registration rights on terms more favorable than the registration rights granted pursuant to this Agreement.

(k)            Entire Agreement.  This Agreement, together with the Purchase Agreement (including the schedules thereto), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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(l)           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan, New York City and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

The Company:	SYNUTRA INTERNATIONAL, INC.

By:
Name:
Title:

The Investor:	WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By:
Name:
Title:

Exhibit B

Voting and Co-Sale Agreement

VOTING AND CO-SALE AGREEMENT

This VOTING AND CO-SALE AGREEMENT (this “Agreement”) is made as of May ___, 2007 by and among Synutra International, Inc., a Delaware corporation (the “Company”), Beams Power Investment Limited, a corporation organized under the laws of the British Virgin Islands (the “Significant Stockholder”) and Warburg Pincus Private Equity IX, L.P. (the “Investor”).

Recitals

A. The Investor has entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) with the Company, pursuant to which the Investor is making an equity contribution to the Company. Capitalized terms used, but not otherwise defined, herein shall have the meaning ascribed to such terms in the Stock Purchase Agreement.

B. Pursuant to the terms and subject to the conditions set forth in Section 7.6 of the Stock Purchase Agreement, the Company has granted to the Investor the right to designate one (1) person for election to the Board of Directors of the Company (the “Board”), and the Investor seeks reasonable assurance that such designee will be appointed and elected to the Board as and when designated by the Investors in accordance with Section 7.6 of the Stock Purchase Agreement and the terms and conditions set forth herein.

C. The Significant Stockholder owns and has voting power over a substantial portion of the Common Stock, par value $0.0001 per share, (the “Shares”) of the Company.

D. The parties desire to enter into this Agreement to (1) set forth the terms and conditions pursuant to which the Investor may cause the Company to propose a certain designee for election to the Board at each annual stockholder meeting, and by which the Significant Stockholder shall vote its Shares in favor of such designee and (2) agree to certain co-sale rights with respect to transfers of the Shares of the Significant Stockholder.

Agreement

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Election of Directors and Board Representation.

(a)  Right to Nominate. Pursuant to Section 7.6 of the Stock Purchase Agreement, from and after the closing of the transactions contemplated by the Stock Purchase Agreement (the “Closing”), for so long as the Investor (alone or together with its Affiliates) beneficially owns (as determined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)) at least 50% of the Shares acquired by the Investor at the Closing, among other things: (i) the Investor, together with its Permitted Transferees, shall have the right to designate a person (the “Investor Designee”) to serve as a director on the Board, and the Company shall nominate and use its best efforts to have the Investor Designee elected to the Board; (ii) for so long as such membership does not conflict with any applicable law or regulation or listing requirement of the Nasdaq Stock Market, Inc., the Investor Designee shall be entitled to serve as a member of each of the committees of the Board, except for any committee formed to consider a transaction between the Company and the Investor (or any of its Affiliates); (iii) any vacancy in the position of an Investor Designee shall only be filled with another designee designated by the Investor or its Permitted Transferees in accordance with the terms of Section 7.6 of the Stock Purchase Agreement; and (iv) any vacancy created by any removal of an Investor Designee shall also only be filled at the direction of the Investor or its Permitted Transferees. The Company’s proxy statement for the election of directors shall include the Investor Designee and the recommendation of the Board in favor of election of the Investor Designee.

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(b)  Agreement to Vote.

(i) The Significant Stockholder agrees to vote and act with respect to all of its Shares owned beneficially as of the record date in respect of any such meeting so as to elect the Investor Designee.

(ii) The Significant Stockholder agrees to appear in person or by proxy at any annual or special meeting of stockholders for the purpose of obtaining a quorum and shall vote its Shares, either in person or by proxy, at any annual or special meeting of stockholders of the Company called for the purpose of voting on the election of directors or by consensual action of stockholders with respect to the election of directors, in favor of the election of the Investor Designee. In addition, the Significant Stockholder agrees to appear in person or proxy at any annual or special meeting of stockholders for the purpose of obtaining a quorum and agrees to vote its Shares entitled to vote upon any other matter submitted to a vote of the stockholders of the Company in a manner so as to be consistent and not in conflict with, and to implement, the terms of this Agreement; provided, however, that nothing herein shall obligate the Significant Stockholder to vote its Shares in favor of any proposal, resolution or other proposed stockholder action endorsed by the Investor Designee.

(iii) For purposes of this Agreement, “Permitted Transferees” shall mean any Affiliate (as defined below) of the Investor who receives Shares by way of purchase, transfer or assignment from the Investor. For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

(c)  Certain Resignations or Removals. In the event that the Investor and its Permitted Transferees no longer wish for an Investor Designee to serve on the Board, the Investor and its Permitted Transferees shall have the right to request the resignation or removal of the Investor Designee. In either case, if such director shall fail to resign, to the extent a meeting of stockholders is called for the purpose of removing such director, or the stockholders act by written consent for such purpose, the Significant Stockholder shall vote all of its Shares entitled to vote at such meeting or pursuant to such consents, as the case may be, in favor of such removal.

(d)  Filling Vacancies. In the event of the death, disability, legal incapacity, resignation or removal of any Investor Designee, to the extent a stockholder meeting is called for the purpose (among other purposes) of electing a director to fill the vacancy created by such death, disability, legal incapacity, resignation or removal, or the stockholders act by written consent for such purpose, the Significant Stockholder shall vote all of its Shares entitled to vote in favor of the election of a replacement director designated in accordance with Section 1(a) above.

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(e)  No Conflicting Agreements. The Significant Stockholder agrees not to enter into any agreement or arrangement of any kind with any person with respect to their Shares which would prohibit the Significant Stockholder from voting the Shares it may own from time to time as provided herein.

(f)  Certain Representations and Warranties. The Significant Stockholder represents and warrants to the Investor that the Significant Stockholder (i) is the beneficial owner of that number of Shares set forth opposite the Significant Stockholder’s name on the signature pages hereto, (ii) has obtained all applicable governmental licenses, registrations, authorizations, consents and approvals in connection with their direct or indirect ownership of such Shares and have delivered all applicable notices to governmental authorities in connection therewith, and (iii) has the unrestricted and unqualified right to vote such Shares. The Significant Stockholder further represents and warrants to the Investor that (x) it has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other agreement which would prevent it from voting such Shares as provided herein, and (y) it has full power, authority and capacity to execute and deliver and perform this Agreement on its own behalf, which Agreement has been duly executed and delivered by, and evidences the valid and binding obligation of the Significant Stockholder enforceable in accordance with its terms.

(g)  Termination. The parties’ respective rights and obligations pursuant to this Section 1 shall terminate: (i) by mutual agreement in writing signed by each of the parties hereto or (ii) immediately upon written notice of termination by the Investor to the Company and the Significant Stockholder.

2. Right of Co-Sale.

(a)  If the Significant Stockholder proposes to transfer, sell or assign in a Covered Transaction (as defined in Section 2(e)(i) below) (a “Transfer”) Shares (such Shares proposed to be transferred, sold or assigned, the “Offered Shares”) to any person or persons, the Significant Stockholder shall notify each of the Qualified Stockholders (as defined in Section 2(e)(ii) below) in writing (the “Transfer Notice”) of such proposed Transfer and its terms and conditions at least twenty (20) days prior to such transfer. Such Qualified Stockholders may elect to participate in the proposed Transfer by delivering written notice to the Significant Stockholder within fifteen (15) days of the date of receipt of such Transfer Notice stating the number of Shares that such Qualified Stockholder desires to sell.

(b)  Each Qualified Stockholder who has elected to participate in the proposed Transfer shall have the right (the “Right of Co-Sale”) to sell to the proposed transferee(s), as a condition to such Transfer by the Significant Stockholder, at the same price per Share and on the same terms and conditions as are specified in the Transfer Notice and as are applicable to the Significant Stockholder’s Shares proposed to be Transferred, up to a number of Shares (its “Pro Rata Share”) equal to the product of (i) the number of Offered Shares times (ii) the quotient obtained by dividing (A) the number of Shares (on a fully-diluted basis) then owned by such Qualified Stockholder, by (B) the number of Shares (on a fully-diluted basis) owned by all Qualified Stockholders who have elected to participate in the proposed Transfer and the Significant Stockholder, as of immediately prior to the Transfer of the Offered Stock to the proposed transferee(s). The Significant Stockholder will be entitled to sell in the proposed Transfer the balance of the Offered Stock proposed to be so sold. If any Qualified Stockholders elect to participate in such Transfer, the Significant Stockholder shall use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of such Qualified Stockholders in any proposed Transfer and shall not Transfer any Shares to such prospective transferee(s) unless such prospective transferee(s) allow(s) the participation of such Qualified Stockholders on the terms specified in the Transfer Notice. Any Qualified Stockholder electing to participate in such proposed Transfer shall execute and deliver a definitive purchase agreement with the proposed transferee in the form executed by the Significant Stockholder. Subject to the foregoing, the Significant Stockholder may, within forty five (45) days after the expiration of the 15-day period referred to above (provided that such time period may be extended by the number of days required to obtain any necessary regulatory approvals for the Transfer, but not to exceed one hundred (100) days in total), transfer the Offered Shares (reduced by the number of Shares with respect to which the Qualified Stockholders have elected to participate, if any) to the transferee(s) identified in the Transfer Notice at a price and on terms no more favorable to the Significant Stockholder than specified in the Transfer Notice. However, if such Transfer is not consummated within such 45-day, or extended period, the Significant Stockholder shall not Transfer any Shares as have not been purchased within such period without again complying with all of the provisions of this Section 2(b). Notwithstanding the foregoing and irrespective of whether a Transfer Notice has been delivered to the Qualified Stockholders, the Significant Stockholder shall have no obligation to consummate a proposed Transfer, it being understood that any such decision shall be made by the Significant Stockholder in its sole discretion, subject to the Qualified Stockholders’ right to participate in any Transfer the Significant Stockholder elects to consummate, to the extent provided herein.

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(c)  Any attempt by the Significant Stockholder to Transfer Shares in violation of this Section 2 shall be void ab initio and the Company agrees that it will not (i) effect such a Transfer and will not treat any alleged transferee as the holder of the Shares purported to be Transferred by the Significant Stockholder, or (ii) treat as owner of such Shares, or accord the right to vote or receive dividends with respect to such Shares, to any such transferee, without the unanimous written consent of the Qualified Stockholders.

(d)  Notwithstanding 2(c), if the Significant Stockholder Transfers any Shares in contravention of this Section 2 (a “Prohibited Transfer”), or if the Company has effected such Transfer and is treating the transferee as a stockholder, each Qualified Stockholder may, if it delivers a Put Notice as provided below, require the Significant Stockholder to purchase from such Qualified Stockholder, for cash or such other consideration as the Significant Stockholder received in the Prohibited Transfer, that number of Shares having a purchase price equal to the aggregate purchase price such Qualified Stockholder would have received in the closing of such Prohibited Transfer if such Qualified Stockholder had exercised and been able to consummate such Qualified Stockholder’s Right of Co-Sale with respect thereto (the Qualified Stockholder’s “Put Right”). A Qualified Stockholder may exercise its Put Right by delivery of written notice to the Significant Stockholder and the Company (a “Put Notice”) within the earlier of (i) ten (10) days after such Qualified Stockholder becomes aware of the Prohibited Transfer or (ii) twenty four (24) months after the Prohibited Transfer. The closing of such sale to the Significant Stockholder under such Qualified Stockholder’s Put Right will occur within seven (7) days after the date of such Qualified Stockholder’s Put Notice.

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(e)  Certain Defined Terms.

(i)
“Covered Transaction” means any Transfer or series of Transfers constituting an integrated transaction by the Significant Stockholder of 1,500,000 or more of its Shares; provided, however, that a Covered Transaction shall not include (A) any sale effected pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or Rule 144 under the Securities Act; (B) any Transfer to an Affiliate, provided that such Affiliate transferee shall agree in writing to be subject to the terms of this Agreement, and such written agreement, which shall identify the effective date of the purported transfer, shall be provided to the Investor and the Company, (C) any Transfer by merger or consolidation in a transaction approved by the Company’s stockholders at a duly convened stockholders meeting of which all Qualified Stockholders were given proper notice, or (D) Transfers of Shares as (1) a bona fide gift or gifts, or (2) to any trust for the benefit of the Significant Stockholder’s immediate family (if applicable), provided, that (x) each transferee under the preceding clauses (1) and (2) shall agree in writing to be subject to the terms of this Agreement, and such written agreement, which shall identify the effective date of the purported transfer, shall be provided to the Investor and the Company, and (y) such Transfer is not required to be reported, and the undersigned does not otherwise voluntarily report such Transfer, in any public report with the Securities and Exchange Commission under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of Shares as a result of such Transfer.

(ii)	“Qualified Stockholder” shall mean the Investor and its Permitted Transferees.

(f)  The Rights of Co-Sale provided under this Section 2 shall terminate on the third anniversary of the date hereof.

3. Miscellaneous.

(a)  Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other parties hereto, provided, however, that the Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate acquiring some or all of its Shares after notice duly given by the Investor to the Company. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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(b)  Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(c)  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(d)  Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of receipt, when delivered personally or by overnight courier or sent by telegram or fax, or sent as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, or as subsequently modified by written notice.

(e)  Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver affected in accordance with this paragraph shall be binding upon the parties hereto and any permitted successors and assigns.

(f)  Additional Shares. In the event that subsequent to the date of this Agreement, any Shares or other securities are issued on, or in exchange for, and of the Significant Stockholder’s Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be held by the Significant Stockholder for purposes of this Agreement.

(g)  Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of the failure of any party to perform any of its obligations under this Agreement. Therefore, the parties hereto shall have the right to specific performance of such obligations, and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, each of the parties hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

(h)  Further Action. If and whenever the Shares held by the Significant Stockholder are sold, the Significant Stockholder shall do all things and execute all documents and make all transfers, and use its best efforts to cause any transferee to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

(i)  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

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(j)  Entire Agreement. This Agreement, including the Stock Purchase Agreement, the Disclosure Schedule thereto and the other agreements referenced in the Stock Purchase Agreement, constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

(k)  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware located in Wilmington, Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(Signature page follows)

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IN WITNESS WHEREOF, the parties have executed this Co-Sale and Voting Agreement as of the date first above written.

The Company:	SYNUTRA INTERNATIONAL, INC.
Address:	By:
Name:
Title:

The Investor:	WARBURG PINCUS PRIVATE EQUITY IX, L.P.
Address:	By:
Name:
Title:

The Significant Stockholders:	BEAMS POWER INVESTMENT LIMITED
Address:	By:
Name:
Title:
Number of Shares Beneficially Owned: ____________

Exhibit C

Opinion from O’Melveny & Myers LLP

Warburg Pincus Private Equity IX, L.P.
c/o Warburg Pincus LLC
466 Lexington Avenue
New York, NY 10017
Attention: Arenare Scott
Fax: 212.922.0933

Re: Synutra International, Inc.; Offering of Common Stock

Ladies and Gentlemen:

We have acted as special counsel to Synutra International, Inc., a Delaware corporation (the “Company”), in connection with the consummation, as of May 24, 2007 (the “Closing”), of the sale of 4,000,000 shares of Common Stock of the Company, $0.0001 par value per share (the “Shares”) in accordance with each of (a) the Common Stock Purchase Agreement dated as of May 24, 2007, by and between you and the Company (the “Purchase Agreement”), (b) the Registration Rights Agreement dated as of May ___, 2007, between you and the Company (the “Registration Rights Agreement”), (c) the Voting and Co-Sale Agreement dated as of May __, 2007, by and among you, the Company and Beams Power Investment Limited, a company organized under the laws of the British Virgin Islands (the “Voting and Co-Sale Agreement”) and together with the Purchase Agreement, the “Transaction Documents”). We are providing this opinion to you at the request of the Company and pursuant to Section 6.1(h) of the Purchase Agreement. Except as otherwise indicated, capitalized terms used in this opinion and defined in the Purchase Agreement will have the meanings given in the Purchase Agreement.

In our capacity as such counsel we have examined originals or copies of those corporate and other records of the Company we considered appropriate. As to relevant factual matters, we have relied upon, among other things, the Company’s factual representations in an officer’s certificate (the “Officer’s Certificate”) of even date herewith, a copy of which is attached hereto as Exhibit A, and in the Transaction Documents.

We have assumed the genuineness of all signatures, the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. To the extent the Company’s obligations depend on the enforceability of the Transaction Documents against other parties to the Transaction Documents, we have assumed that the Transaction Documents are enforceable against the other parties to the Transaction Documents.

On the basis of such examination, our reliance upon the assumptions in this opinion and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

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1.  The Company and each of its U.S. Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of their respective states of incorporation and each has the requisite corporate power to own, lease and operate its properties and conduct its business as, described in the SEC Filings.

2.  The execution, delivery and performance of the Transaction Documents, and issuance (or reservation for issuance) and delivery of the Shares have been duly authorized by all necessary corporate action on the part of the Company.

3.  The Transaction Documents constitute the legally valid and binding obligations of the Company, enforceable against the Company, in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally.

4.   The shares of Common Stock issued to the Investor under the Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company and upon delivery and payment as described in the Purchase Agreement, will be validly issued, fully paid and non-assessable.

5.  No Person is entitled to any preemptive right or right of first refusal with respect to the Shares pursuant to the Company’s Certificate of Incorporation, Bylaws or the Delaware General Corporation Law.

6.  No order, consent, permit or approval of any Delaware, New York or U.S. federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Transaction Documents is required on the part of the Company for the execution and delivery of, and performance of its obligations under, the Transaction Documents, except for those that have been made or obtained which are in full force and effect and post-sale filings pursuant to the Registration Rights Agreement under applicable state and U.S. federal securities laws.

7.  The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares does not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or Bylaws, (ii) violate the Delaware General Corporation Law or any current Delaware, New York or U.S. federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or transactions of the type contemplated by the Transaction Document, or (iii) any material agreements, indentures or contracts of the Company identified to us in the Officer’s Certificate.

8.  Assuming the investment representations made by the Investor and the Company in the Transaction Documents are true and correct, the initial sale of the Shares as contemplated by the Transaction Documents is exempt from the registration requirements of the Securities Act of 1933, as amended.

Our opinion in paragraph 3 above as to the enforceability of the Transaction Documents is subject to: (i) public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification against its own gross negligence, willful misconduct or unlawful conduct or where such indemnification is deemed to be against public policy; (ii) the unenforceability under certain circumstances of provisions waiving the right to a jury trial; and (iii) the unenforceability under certain circumstances of choice of law provisions.

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Our opinion in paragraph 3 is subject to the qualification that certain rights, remedies, waivers and other provisions of the Transaction Documents may not be enforceable, but such unenforceability will not, subject to the other exceptions, qualifications and limitations set forth herein, render the Transaction Documents invalid as a whole or substantially interfere with the substantial realization of the principal benefits or security, or both, that the Transaction Documents purport to provide (except for the economic consequences of procedural or other delay).

We advise you that Section 9.10 of the Purchase Agreement and Section 7(l) of the Registration Rights Agreement which provide for exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, may not be binding on the courts in the forum(s) selected or excluded. We also advise you Section 3(k) of the Voting and Co-Sale Agreement, which provides for exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware may not be binding on the courts in the forum(s) selected or excluded.

We express no opinion as to the effect of subsequent issuances of securities of the Company to the extent that such issuances may be integrated with the issuance of the Shares under Section 4(2) of the Securities Act of 1933, as amended, or with respect to subsequent sales of the Shares.

For purposes of the opinions expressed in paragraphs 6 and 7, we have assumed that the Company will not in the future take any discretionary action (including a decision not to act) permitted by each of the Transaction Documents that would cause the performance of the Transaction Documents to violate the Delaware General Corporation Law or any Delaware, New York or U.S. federal statute, rule or regulation or require an order, consent, permit or approval to be obtained from a Delaware, New York or U.S. federal governmental authority.

The law covered by this opinion is limited to the present U.S. federal laws, the present law of the State of New York and the Delaware General Corporation Law. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.

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This opinion is furnished by us as special counsel for the Company and may be relied upon by you only in connection with the Transaction Documents. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. This opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention, or any changes in laws which may hereafter occur.

Respectfully submitted,

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Exhibit D

Opinion from DeHeng Law Office

[Opinion of PRC Counsel to the Company]

1.  Each Subsidiary of the Company organized under the laws of the PRC (each “PRC Subsidiary”) is validly existing and in good standing under the laws of the PRC

2.  Each PRC Subsidiary of the Company has all requisite power and authority to own, lease and operate its properties and conduct its business as, to our knowledge, it is presently conducted.

3. Each PRC Subsidiary of the Company is duly qualified and licensed and in good standing under the laws of the PRC to the extent its ownership, lease or operation of its properties or the conduct of its business requires such qualification or license.

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Exhibit E

Disclosure Schedule

DISCLOSURE SCHEDULE

In connection with the Common Stock Purchase Agreement dated as of May 24, 2007 (the "Agreement") by and between Synutra International, Inc., a Delaware corporation (the “Company”), and Warburg Pincus Private Equity IX, L.P. (the “Investor”), the Company hereby delivers this Disclosure Schedule as contemplated under Section 4 of the Agreement with respect to the Company’s representations and warranties (“Warranties”) given in the Agreement.

The section numbers in this Disclosure Schedule correspond to the section numbers in the Agreement; provided, however, that any information disclosed herein under any section number shall be deemed to be disclosed and incorporated in any other section of the Agreement where it is reasonably apparent on the face of such disclosure that it would be applicable, and neither this Disclosure Schedule nor any such disclosure shall have the effect of, or be construed as, adding to or extending the scope of any of the Warranties. The Warranties are given subject to all facts and matters disclosed in this Disclosure Schedule and the Investors shall have no claim in respect of any of the Warranties in relation to any such fact or matter.

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Schedule 4.1(b)

SUBSIDIARIES OF THE COMPANY

No	Name of the Subsidiaries	Place of Incorporation	Shareholder Structure
1.	Synutra, Inc.	Illinois, U.S.A.	100% owned by Synutra International, Inc.

2.	Hunan Synutra Dairy Co., Ltd.[1]	PRC	70% owned by Qingdao ST George Dairy Co., Ltd; 30% owned by Synutra International, Inc.

3.	Inner Mongolia Sheng Yuan Food Co., Ltd.	PRC	100% owned by Synutra International, Inc.

4.	Mei Tai Technology (Qingdao) Co., Ltd.	PRC	100% owned by Synutra International, Inc.

5.	Qingdao ST George Dairy Co., Ltd.	PRC	100% owned by Synutra, Inc.

6.	Qingdao Sheng Yuan Dairy Co., Ltd.	PRC	100% owned by Synutra, Inc.

7.	Luobei Sheng Yuan Dairy Co., Ltd.	PRC	100% owned by Synutra, Inc.

8.	Beian Yi Pin Dairy Co., Ltd.	PRC	100% owned by Synutra, Inc.

9.	Zhangjiakou Sheng Yuan Dairy Co., Ltd.	PRC	100% owned by Synutra, Inc.

10.	Inner Mongolia Meng Yuan Food Co., Ltd.	PRC	100% owned by Zhangjiakou Sheng Yuan Dairy Co., Ltd.

1 Hunan Synutra Dairy Co., Ltd. was established on February 6, 2007 and is now in the process of liquidation. Its registered capital has never been injected.

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Schedule 4.3

CAPITALIZATION

A. Share Capital

(a)	The authorized capital stock of the Company consists of 252,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock.

(b)	The issued and outstanding shares of capital stock of the Company are 50,000,713 shares of Common Stock.

(c)
In connection with the share exchange in July 2005, 10,000,000 shares of Common Stock were issued to Strong Gold Finance Ltd. to be held for the benefit of 1,426 employees including Mr. Liang Zhang. Subsequently, about 2,345,900 shares were transferred to employees (held under Legent Clearing LLC’s name) and 7,654,100 shares were transferred to Mr. Zhang.

(d)
400,000 shares of Common Stock are reserved for issuance upon exercise of certain warrants (the “Warrants”) pursuant to that certain Warrant Agreement dated as of April 19, 2007 (the “Warrant Agreement”), by and among the Company, the Bank of New York as warrant agent and ABN AMRO BANK N.V., Hong Kong Branch as initial holder, subject to amendment provided therein. The Warrant Agreement contains anti-dilution provisions, pursuant to which the exercise price of the Warrants and the number of shares issuable upon exercise of the Warrants shall be adjusted if the Company issues shares of Common Stock for a consideration per share less than the Fair Value (as defined therein) per share on the date the Company fixes the offering price of such additional shares.

B. Registration Rights

(a)
Pursuant to a Registration Rights Agreement dated as of April 19, 2007 (the “Registration Agreement”), between the Company and ABN AMRO BANK N.V., Hong Kong Branch, the Company has granted to ABN AMRO BANK N.V., Hong Kong Branch piggyback and demand registration rights with respect to the shares of the Company’s Common Stock issuable upon exercise of the Warrants under the conditions set forth in the Registration Agreement. The Company is prohibited from granting registration rights to a third party which are on parity with or superior to the rights granted under the Registration Agreement.

(b)
Pursuant to a Share Exchange Agreement dated as of June 14, 2005 by and among the Company, Thomas Braun, Beams Power Investment Limited, Strong Gold Finance Ltd and Synutra, Inc., within thirty days after the Company has filed required financial statements pursuant to Form 8−K, the Company shall file, at its expense, with the U.S. Securities and Exchange Commission a registration statement covering the resale of Common Stock owned by Financial Consultant (as defined therein), Westpark Capital and their designees, the resale of which will be subject to (i) a leakage agreement reasonably acceptable to the Company, and (ii) the selling shareholders depositing the Common Shares in a brokerage account with Westpark Capital.

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C. Anti-takeover Provisions

The Company’s Certificate of Incorporation contains certain “blank check” preferred stock provisions pursuant to which the Company can issue up to 20,000,000 shares of Preferred Stock with rights and preferences determined by the Company’s Board of Directors, without stockholders’ approval.

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CORPORATE CHART OF THE COMPANY

Xiuqing Meng
100%
Beams Power Investment Limited
Incorporated in BVI
36,000,000 shares
72%
Liang Zhang
7,654,100 shares
15.3%
Legent Clearing LLC
2,345,900 shares
4.7%
Other minority shareholders
4,000,713 shares
8%
Synutra International, Inc.
Incorporated in Delaware
Authorized:250,000,000 common shares, 20,000,000 preferred shares
Issued and Outstanding: 50,000,713 common shares
100%
Synutra, Inc.
Incorporated in Illinois
100%
Qingdao ST George Dairy Co., Ltd.
(PRC)
Registered Capital: $10,000,000
100%
Qingdao Sheng Yuan Dairy Co., Ltd.
(PRC)
Registered Capital: RMB 41,200,000
100%
Luobei Sheng Yuan Dairy Co., Ltd.
(PRC)
Registered Capital: $1,000,000
100%
Beian Yi Pin Dairy Co., Ltd.
(PRC)
Registered Capital: $838,500
100%
Zhangjiakou Sheng Yuan Dairy Co., Ltd.
(PRC)
Registered Capital: $12,048,000
100%
Inner Mongolia Sheng Yuan Food Co., Ltd.
(PRC)
Registered Capital: $6,250,000
100%
MeiTai Technology (Qingdao) Co., Ltd.
(PRC)
Registered Capital: $7,500,000
30%
70%
Hunan Synutra Dairy Co., Ltd.*
(PRC)
Registered Capital: $1,280,000
100%
Inner Mongolia Meng Yuan Food Co., Ltd.
(PRC)
Registered Capital: RBM5,000,000

* Hunan Synutra is now in the process of liquidation.

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Schedule 4.9
MATERIAL CHANGE SINCE DECEMBER 31, 2006

1.	On January 27, 2007, the Company’s Board of Directors established the Nominating Committee, adopted the Nominating Committee Charter and appointed members of the committee.

2.
On March 8, 2007, Qingdao St. George Dairy Co., Ltd. entered into a loan agreement with China Merchant Bank Qingdao City Economy and Development Zone Branch in which the bank extended a one-year loan of RMB20,000,000 to Qingdao St. George Diary Co., Ltd. Beijing Honnete Diary Co., Ltd. and Qingdao Sheng Yuan Diary Co., Ltd. provided guarantees for the loan.

3.
On March 15, 2007, Qingdao St. George Dairy Co., Ltd. entered into a loan agreement with China Construction Bank Qingdao City Economy and Development Zone Branch in which the bank extended a one-year loan of RMB10,000,000 to Qingdao St. George Dairy Co., Ltd. Zhangjiakou Sheng Yuan Dairy Co., Ltd. provided guarantees for the loan.

4.
On March 29, 2007, Zhangjiakou Sheng Yuan Dairy Co., Ltd. entered into a loan agreement with the Agricultural Development Bank of China Zhangbei Branch in which the bank extended a one-year loan of RMB24,000,000 to Zhangjiakou Sheng Yuan Dairy Co., Ltd. Zhangjiakou Sheng Yuan Dairy Co., Ltd. mortgaged certain land use rights, buildings and equipment and pledged fixed deposits in an amount equal to 5% of the principal (RMB1,200,000) for the loan. Qingdao St. George Dairy Co., Ltd. provided guarantees for the loan.

5.
On April 19, 2007, the Company entered into certain Loan Agreement, Collateral Agreement, USD Facility Side Letter Agreement, Warrant Agreement and Registration Rights Agreement with ABN AMRO Bank N.V., Hong Kong Branch and certain other parties thereto; see the Current Report on Form 8-K (Items 1.01, 2.03, 3.02, and 9.01) filed by the Company with the Security Exchange Commission dated April 24, 2007.

6.
On April 30, 2007, Zhangjiakou Sheng Yuan Dairy Co., Ltd. entered into a loan agreement with the Agricultural Development Bank of China Zhangbei Branch in which the bank extended a one-year loan of RMB21,000,000 to Zhangjiakou Sheng Yuan Dairy Co., Ltd. Zhangjiakou Sheng Yuan Dairy Co., Ltd. pledged fixed deposits in an amount equal to 5% of the principal (RMB1,050,000) for the loan. Qingdao St. George Dairy Co., Ltd. provided guarantees for the loan.

7.	The Company plans to sell Beian Yi Pin Dairy Co., Ltd. at about RMB7,070,000 in the near future.

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Schedule 4.12
EXISTING LIENS

(A)  Qingdao ST George Dairy Co., Ltd.

1.
With respect to the loan of RMB40,000,000 extended by China Construction Bank Qingdao City Economy and Development Zone Branch on November 16, 2006 to the entity, the entity has mortgaged its land use right and its building located on the relevant land for the loan. The land in relation to the land use right is located in Road West, No 18, South to Century Avenue, Jiaonan City, Shandong Province. Certificate of the land use right is numbered Nanguoyong(2002)zi No.4835. The building is located in South to Century Avenue Jiaonan City with a Property Mortgage Certificate numbered Nanfangdigongzi No.1268.

2.
With respect to the loans of RMB24,000,000 and RMB21,000,000 extended by Agricultural Development Bank of China Zhangbei Branch on March 29, 2007 and April 30, 2007, respectively, to Zhangjiakou Sheng Yuan Dairy Co., Ltd., the entity has provided guarantees for the loans. Scope of the debt guaranteed includes principal and accrued costs.

(B)  Qingdao Sheng Yuan Dairy Co., Ltd.

1.
With respect to the loan of RMB20,000,000 extended by Hengfeng Bank Qingdao City Economy and Development Zone Branch on October 26, 2006 to Qingdao ST George Dairy Co. Ltd., the entity has provided guarantees for the loan. Scope of the debt guaranteed includes principal and accrued costs.

2.
With respect to the loan of RMB20,000,000 extended by Agricultural Bank of China Zhangbei Branch in December, 2006 to Zhangjiakou Sheng Yuan Dairy Co., Ltd., the entity has provided guarantees for the loan. Scope of the debt guaranteed includes principal and accrued costs.

3.
With respect to the loan of RMB20,000,000 extended by China Merchant Bank Qingdao City Economy and Development Zone Branch on March 8, 2007 to Qingdao ST George Dairy Co. Ltd., the entity has provided guarantees with Beijing Honnete Diary Co., Ltd. for the loan. Scope of the debt guaranteed includes principal and accrued costs.

(C)  Zhangjiakou Sheng Yuan Dairy Co., Ltd.

1.
The entity has entered into a ceiling mortgage contract with Agricultural Bank of China Zhangbei Branch on July 5, 2006, to mortgage its land use rights, buildings and equipment for the loans (maximum of RMB80,000,000) over the period from July 5, 2006 to July 5, 2009. The land in relation to the land use right is located in Chabei Administration Zone, Zhangjiakou City, Hebei Province, and certificate of the land use right is numbered Zhangshichaguoyong2004zi No.0001. The mortgaged buildings are located in Chabei Administration Zone, Zhangjiakou City, Hebei Province with a ownership certificate numbered Zhangfangquanzhengchazi No.001027. The mortgaged equipment includes an imported production line and a set of boiler. Such mortgage is registered with Zhangjiakou Commercial and Industry Administration Chabei Branch, and is evidenced by a registration certificate numbered (2006)dizi No.002.

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2.
With respect to the loan of RMB10,000,000 extended by China Construction Bank Qingdao City Economy and Development Zone Branch on March 15, 2007 to Qingdao ST George Dairy Co. Ltd., the entity has provided guarantees for the loan. Scope of the debt guaranteed includes principal and accrued costs.

3.
With respect to the loan of RMB24,000,000 extended by Agricultural Development Bank of China Zhangbei Branch on March 29, 2007 to the entity, the entity has mortgaged its land use rights, buildings and equipment for the loan. The lands in relation to the land use rights are located in Chabei Administration Zone, Zhangjiakou City, Hebei Province, and certificates of the land use rights are numbered Zhangshichaguoyong2007zi No.01039 and Zhangshichaguoyong2007zi No.01040. The mortgaged buildings are located in Chabei Administration Zone, Zhangjiakou City, Hebei Province with ownership certificates numbered Zhangfangquanzhengchazi No.001532 and Zhangfangquanzhengchazi No.001533. The mortgaged equipment includes148 pieces of equipment. Such mortgage is registered with Zhangjiakou Commercial and Industry Administration Chabei Branch, and is evidenced by a registration certificate numbered chabeigongshang(2007)zi No.001.

4.
With respect to the loans of RMB24,000,000 and RMB21,000,000 extended by Agricultural Development Bank of China Zhangbei Branch on March 29, 2007 and April 30, 2007, respectively, to the entity, the entity has pledged fixed deposits in amounts of RMB1,200,000 and RMB1,050,000, respectively, for the loans.

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Schedule 4.13

CERTIFICATES, AUTHORITIES AND PERMITS

Beian Yi Pin Dairy Co., Ltd. never receives the Tax Registration Certificate that should be issued by the local tax bureau. Nevertheless, this is for all local enterprises in Beian and does not affect the tax payments by Beian Yi Pin Dairy Co., Ltd.

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